UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2016

Transgenomic, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30975	91-1789357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12325 Emmet Street, Omaha, NE 68164

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (402) 452-5400

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Loan Agreement

On June 6, 2016, Transgenomic, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its Loan and Security Agreement, dated March 13, 2013, with Third Security Senior Staff 2008 LLC, as administrative agent and a lender, and the other lenders party thereto (collectively, the “Lenders”), as amended, for a revolving line of credit and a term loan (as so amended, the “Loan Agreement”). The Amendment, among other things, (i) provides that the Lenders will waive specified events of default under the terms of the Loan Agreement, (ii) amends the prepayment terms of the Loan Agreement, (iii) provides for the reduction of amounts available under the revolving line of credit upon the prepayment or repayment of certain amounts by the Company, (iv) removes the minimum liquidity ratio and minimum net revenue financial covenants applicable to the Company under the Loan Agreement, (v) amends the circumstances pursuant to which the Company may engage in certain sales or transfers of its business or property without the consent of the Lenders, and (vi) capitalizes certain amounts owed by the Company to the Lenders and adds such overdue amounts to the outstanding principal amount of the revolving line of credit. The Amendment also extends the maturity date of the revolving line of credit to November 1, 2017.

The Lenders are affiliates of Third Security, LLC, whose affiliates hold more than 10% of the outstanding voting stock of the Company. Additionally, Doit L. Koppler II, a director of the Company, is affiliated with Third Security, LLC and its affiliates.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

At the Market Offering Agreement

On June 7, 2016, the Company entered into an At the Market Offering Agreement (the “ATM Agreement”) with Craig-Hallum Capital Group LLC, as sales agent (“Craig-Hallum”), pursuant to which the Company may offer and sell, from time to time, through Craig-Hallum, up to $3,500,000 of shares (the “Shares”) of its common stock (“Common Stock”). Any Shares offered and sold in the offering will be issued pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-201907) and the related prospectus previously declared effective by the Securities and Exchange Commission (the “SEC”) on February 13, 2015, as supplemented by a prospectus supplement, dated June 7, 2016, that the Company filed with the SEC pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”). The number of shares eligible for sale under the ATM Agreement will be subject to the limitations of General Instruction I.B.6 of Form S-3.

Under the ATM Agreement, sales of the Shares will be made in an “at the market” offering as defined in Rule 415 of the Securities Act. Specifically, sales in the offering will be made directly on the Nasdaq Capital Market, the existing trading market for the Common Stock, or on any other existing trading market for the Common Stock, at market prices prevailing at the time of sale. In the event any sales are made pursuant to the ATM Agreement which are not made directly on the Nasdaq Capital Market or on any other existing trading market for the Common Stock at market prices at the time of sale, including, without limitation, any sales to Craig-Hallum acting as principal or sales in privately negotiated transactions, the Company will file a prospectus supplement describing the terms of such transaction, the amount of Shares sold, the price thereof, the applicable compensation, and such other information as may be required pursuant to Rule 424 and Rule 430B of the Securities Act, as applicable, within the time required by Rule 424 of the Securities Act.

The offering of the Shares pursuant to the ATM Agreement will terminate upon the earlier of (i) the sale of all of the Shares, (ii) June 7, 2017, or (iii) the mutual written agreement of the Company and Craig-Hallum. Additionally, the Company may terminate the ATM Agreement in its sole discretion at any time upon 15 business days’ prior written notice to Craig-Hallum, and Craig-Hallum may terminate the ATM Agreement in its sole discretion at any time upon written notice to the Company.

Under the terms of the ATM Agreement, the Company will pay Craig-Hallum a placement fee of 3.25% of the gross sales price of the Shares, unless Craig-Hallum acts as principal, in which case the Company may sell Shares to Craig-Hallum as principal at a price to be agreed upon by the Company and Craig-Hallum. The Company will also reimburse Craig-Hallum for certain expenses incurred in connection with the ATM Agreement, and agreed to provide indemnification and contribution to Craig-Hallum with respect to certain liabilities, including liabilities under the Securities Act and the Securities Exchange Act of 1934, as amended.

The Company intends to use the net proceeds from any “at-the-market” offering for working capital and general corporate purposes, which may include, without limitation, supporting asset growth, engaging in acquisitions or other business combinations or repaying debt.

The foregoing description of the ATM Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the ATM Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares, nor shall there be any offer, solicitation, or sale of the Shares in any state or country in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or country.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under the heading “Amendment to Loan Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

5.1	Opinion of Paul Hastings LLP.
10.1

Limited Waiver and Ninth Amendment to Loan and Security Agreement, dated June 6, 2016, by and among Transgenomic, Inc., Third Security Senior Staff 2008 LLC, as administrative agent and a lender, and the other lenders party thereto.

10.2	At the Market Offering Agreement, dated June 7, 2016, by and between Transgenomic, Inc. and Craig-Hallum Capital Group LLC.
23.1	Consent of Paul Hastings LLP (contained in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2016	Transgenomic, Inc.

	By:	/s/ Paul Kinnon
Paul Kinnon
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

5.1	Opinion of Paul Hastings LLP.
10.1

Limited Waiver and Ninth Amendment to Loan and Security Agreement, dated June 6, 2016, by and among Transgenomic, Inc., Third Security Senior Staff 2008 LLC, as administrative agent and a lender, and the other lenders party thereto.

10.2	At the Market Offering Agreement, dated June 7, 2016, by and between Transgenomic, Inc. and Craig-Hallum Capital Group LLC.

23.1	Consent of Paul Hastings LLP (contained in Exhibit 5.1).